SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):        May 16, 2002
                                                          ----------------------

                            TDT DEVELOPMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              333-54822                                22-3762835
        --------------------------------       -------------------------------

        (Commission File Number)               (IRS Employer Identification No.)


        777 Terrace Avenue, Hasbrouck Heights, NJ           07924
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (201) 727-1464
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              (Registrant's Telephone Number, Including Area Code)


                       Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Items 1 and 2. Changes in Control of  Registrant;  Acquisition or Disposition of
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               Assets.
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    On May 16, 2002, a controlling interest in TDT Development,  Inc., a Nevada
corporation   ("TDT"),   was  acquired  by  the   stockholders   of   Stronghold
Technologies, Inc., a New Jersey corporation ("Stronghold"). The change in control of TDT was consummated in connection with the acquisition by TDT of Stronghold pursuant to a Merger Agreement and Plan of Merger, dated as of May 15, 2002 (the "Merger Agreement"), by and among TDT, Stronghold, TDT Stronghold Acquisition Corp., a New Jersey corporation and a wholly owned subsidiary of TDT ("Acquisition"), certain stockholders of TDT and Stronghold, Terre Di Toscana, Inc., a Florida corporation and wholly owned subsidiary of TDT ("Terre") and Terres Toscanes, Inc., a Canadian corporation and wholly owned subsidiary of TDT ("Toscanes"). Upon consummation of the transactions contemplated by the Merger Agreement, Stronghold was merged with and into Acquisition (the "Merger"). The surviving entity's name was changed to Stronghold Technologies, Inc. and it remains a wholly owned subsidiary of TDT (the "Surviving Entity").

     Pursuant to the Merger, the Stronghold stockholders surrendered all of the outstanding shares of Stronghold common stock in exchange for a total of 7,000,000 shares of TDT's common stock, $.0001 par value per share (the "TDT Common Stock"). Prior to the Merger, there was a total of 8,381,000 shares of TDT Common Stock outstanding. In connection with the Merger, certain TDT stockholders surrendered a total of 6,295,000 shares of TDT Common Stock for cancellation. Specifically, Pietro Bortolatti, the controlling stockholder who owned 60%, or 5,000,000 shares of the total outstanding TDT Common Stock prior to the Merger, surrendered 4,925,000 of his shares for cancellation. As a result, after the Merger, the Stronghold stockholders own approximately 65% of the outstanding capital stock of TDT (see Item 5 below for a discussion of additional TDT securities that were issued on May 16, 2002 and which were included in the total outstanding capital stock for purposes of the foregoing percentage). Additionally, the outstanding Stronghold options immediately prior to the Merger were converted into options to purchase an aggregate of 1,198,750 shares of TDT Common Stock.

     On  May  14,  2002,  the  Merger  Agreement  was  approved,  in  each  case unanimously,  by: (i) TDT's  board of  directors,  (ii)  Acquisition's  board of directors; (iii) Acquisition's shareholders, (iv) Stronghold's board of directors and (v) Stronghold's shareholders. As soon as practicable, TDT will seek stockholder approval to reincorporate in Delaware and to change its name to Stronghold Technologies, Inc., at which time its wholly owned subsidiary with such name will correspondingly change its name.

     Pursuant to the Merger Agreement, TDT's executive officers resigned effective as of May 16, 2002, and TDT's directors resigned, effective as of May 25, 2002. The new executive officers of TDT, elected as of May 16, 2002, are:
Christopher J. Carey, President; Lenard Berger, Vice President and Chief Technology Officer; Salvatore D'Ambra, Vice President-Development; and James J. Cummiskey, Vice President-Sales

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and  Marketing.  All of the  aforementioned  executive  officers  held  the same positions at Stronghold and currently hold the same positions at the Surviving Entity. The new directors of TDT are: Christopher J. Carey, Robert J. Corliss, Robert Cox, William Lenahan and Luis Delahoz.

     Prior to the Merger, TDT imported and distributed, through its two wholly owned subsidiaries, Terre and Toscanes, specialized truffle based food products which includes fresh truffles, truffle oils, truffle pates, truffle creams and truffle butter. This truffle business was founded, and continues to be operated, by Mr. Pietro Bortolatti. Prior to the Merger, Stronghold had developed an integrated wireless technology, called DealerAdvance, which, among many features, allows automobile dealers to capture a customer's purchasing requirements, search inventory at multiple locations, locate an appropriate vehicle in stock and print out the necessary forms. DealerAdvance is a handheld device, which allows sales professionals to increase sales, improve customer follow-up, and reduce administrative costs. After the Merger, TDT will continue to operate both businesses through its wholly-owned subsidiaries.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. TDT's press release dated May 23, 2002, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

Item 5.  Other Events.
         ------------

     Pursuant to a Securities Purchase Agreement (the "Purchase Agreement") dated as of May 15, 2002, by and among TDT, Stanford Venture Capital Holdings, Inc. ("Stanford"), Stronghold, Mr. Pietro Bortolatti and Mr. Christopher J. Carey, TDT agreed to issue to Stanford (i) such number of shares of TDT's Series A $1.50 Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred Stock") as shall in the aggregate equal 20% of the total issued and outstanding shares of TDT Common Stock (excluding certain shares which may be issued upon the occurrence of certain events, as set forth in the Purchase Agreement), and (ii) such number of warrants (the "Warrants") as shall equal the number of shares of Series A Preferred Stock. The aggregate purchase price for the Series A Preferred Stock and Warrants paid by Stanford will be $3,000,000.

     According to the terms of the Purchase Agreement, the issuance of the aforementioned Series A Preferred Stock and Warrants shall take place on each of four separate closing dates. At the first closing, which occurred on May 16, 2002, TDT received $750,000 from Stanford and issued to Stanford 500,000 shares of Series A Preferred Stock and Warrants for 500,000 shares of TDT Common Stock. At the second and third closings, which are scheduled for July 3, 2002 and July 11, 2002, TDT will issue 500,000 shares of Series A Preferred Stock and Warrants to purchase 500,000 shares of TDT Common Stock, and Stanford will pay $750,000 for same. On the fourth

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

closing date, which is scheduled for July 19, 2002, TDT will issue such number of shares of Series A Preferred Stock that will cause the aggregate amount of Series A Preferred Stock issued to equal 20% of the total issued and outstanding shares of TDT Common Stock, and will issue a corresponding number of Warrants. Stanford will pay $750,000 for same on the fourth closing date. For so long as any shares of the Series A Preferred Stock are outstanding and held by Stanford, if TDT issues additional shares of TDT Common Stock, or common stock equivalents, Stanford has the right to participate in the issuance such that immediately after the subsequent issuance, Stanford's ownership of the total number of outstanding shares of TDT Common Stock (assuming the conversion of all common stock equivalents into TDT Common Stock) equals the same percentage of the total shares of TDT Common Stock (assuming conversion of all common stock equivalents into TDT Common Stock) as Stanford held immediately prior to the subsequent issuance. Also pursuant to the terms of the Purchase Agreement, Stanford has the right to elect one member to TDT's board of directors.

     In connection with the Purchase Agreement, TDT and Stanford entered into a Registration Rights Agreement, dated May 16, 2002, in which TDT agreed to register the shares of TDT Common Stock issuable upon conversion of the Series A Preferred Stock and upon conversion of the Warrants with the Securities and Exchange Commission within 180 days from the date of the last closing under the Purchase Agreement. In addition, certain TDT stockholders entered into a Lock-Up Agreement in which the parties agreed not to sell, assign, transfer, pledge, mortgage, encumber or otherwise dispose of their shares of TDT capital stock for a period of two years, with certain exceptions. Finally, Stanford, Christopher
J. Carey and his wife entered into a Stockholders' Agreement in which each party agreed that in the event the party desires to sell shares of TDT capital stock, the party will (i) offer the other party a right of first refusal of purchase for proposed sales of TDT capital stock, and (ii) include the other party's shares in the proposed sale. The Stockholders' Agreement also addresses voting of the shares of TDT capital stock owned by each party.

     The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, Lock-Up Agreement and Stockholders' Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are included as Exhibits 99.2 through 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)    Financial Statements of Businesses Acquired.
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               The financial  statements  required by this item are not included herewith and will be filed by amendment no later than July 30, 2002.

        (b)    Pro Forma Financial Information.
               -------------------------------

               The pro forma financial information required by this item is not included herewith and will be filed by amendment no later than July 30, 2002.


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


        (c)    Exhibits.
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         2.1(1) Merger Agreement and Plan of Merger, dated May 15,
                2002, by and among TDT Development, Inc., Stronghold Technologies, Inc., TDT Stronghold Acquisition Corp., Terre Di Toscana, Inc., Terres Toscanes, Inc., certain stockholders of TDT Development, Inc. and Christopher J. Carey.

         99.1   Press Release for Consummation of the Merger.

         99.2 Securities Purchase Agreement, dated May 15, 2002, by and among TDT Development, Inc., Stanford Venture Capital Holdings, Inc., Pietro Bortolatti, Stronghold Technologies, Inc. and Christopher
                J. Carey.

         99.3 Registration Rights Agreement, dated May 16, 2002, by and among TDT Development, Inc. and Stanford Venture Capital Holdings,Inc.

         99.4 Lock-Up Agreement, dated May 16, 2002, by and among TDT Development,Inc. and certain stockholders of TDT Development, Inc.

         99.5 Stockholders' Agreement, dated May 16, 2002, by and among TDT Development, Inc., Christopher J. Carey, Mary Carey and Stanford Venture Capital Holdings, Inc.

         99.6   Form of Warrant

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(1) The exhibits and  schedules to the Merger  Agreement  have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. TDT will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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




                                          SIGNATURE
                                          ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2002             REGISTRANT

                               TDT DEVELOPMENT, INC.

                               By: /s/ Christopher J. Carey
                                  ----------------------------------------------
                                       Christopher J. Carey
                                       President


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit Number               Description
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2.1(1)     Merger Agreement and Plan of Merger, dated May 15, 2002, by and among TDT Development, Inc., Stronghold Technologies, Inc., TDT Stronghold Acquisition Corp., Terre Di Toscana, Inc., Terres Toscanes, Inc., certain stockholders of TDT Development, Inc. and Christopher J. Carey.

99.1       Press Release for Consummation of the Merger.

99.2 Securities Purchase Agreement, dated May 15, 2002, by and among TDT Development, Inc., Stanford Venture Capital Holdings, Inc., Pietro Bortolatti, Stronghold Technologies, Inc. and Christopher J. Carey.

99.3 Registration Rights Agreement, dated May 16, 2002, by and among TDT Development, Inc. and Stanford Venture Capital Holdings, Inc.

99.4 Lock-Up Agreement, dated May 16, 2002, by and among TDT Development, Inc. and certain stockholders of TDT Development, Inc.

99.5 Stockholders' Agreement, dated May 16, 2002, by and among TDT Development, Inc., Christopher J. Carey, Mary Carey and Stanford Venture Capital Holdings, Inc.

99.6       Form of Warrant

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(1) The exhibits and  schedules to the Merger  Agreement  have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. TDT will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.


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